CERTIFICATE OF TRUST

                                       OF

                               EQ CAPITAL TRUST I

         THIS Certificate of Trust of EQ Capital Trust I (the "Trust"), dated January 14, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code Sections 3801 et seq.).

         1. Name. The name of the business trust being formed hereby is EQ Capital Trust I.

         2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is The Bank of New York, a Delaware banking corporation, White Clay Center, Route 273, Newark, Delaware 19711.

         3. Effective Date. This Certificate of Trust shall be effective as of its filing.

         IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                       The Bank of New York (Delaware)
                                       -------------------------------,
                                       as Delaware Trustee


                                       By:  /s/ Mary Jane Morrissey
                                          --------------------------,
                                          Name: Mary Jane Morrissey
                                          Title: Authorized Signatory

                                       The Bank of New York
                                       ----------------------------,
                                       as Property Trustee


                                       By:  /s/ Robert A. Massimillo
                                          --------------------------,
                                          Name: Robert A. Massimillo
                                          Title: Assistant Vice President

                                          /s/ Stanley B. Tulin
                                       -----------------------,
                                       as Trustee


                                          /s/ Kevin R. Byrne
                                       -----------------------,
                                       as Trustee


                                          /s/ Robert A. Gender
                                       -----------------------,
                                       as Trustee